UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2017
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                                     FIRST TRUST
                                               HIGH INCOME LONG/SHORT FUND (FSD)
--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2017

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 First Trust High Income Long/Short Fund (FSD)
                               Semi-Annual Report
                                 April 30, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Additional Information......................................................  28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 First Trust High Income Long/Short Fund (FSD)
                  Semi-Annual Letter from the Chairman and CEO
                                 April 30, 2017

Dear Shareholders:

Thank you for your investment in First Trust High Income Long/Short Fund (the "Fund").

The year 2016 was a historic year all over the world. Many will remember some of the events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of 2016, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, 2016, Donald J. Trump was elected to become the 45th president in our country's history. As I write this, he has just hit his 100th day in office, always a historic marker for pundits, politicians, and voters. While no one has a crystal ball and the ability to predict how the Trump administration will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. His message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. It took until January 25, 2017, but the Dow finally traded over 20,000 on that day. On March 1, 2017, the Dow went past 21,000, a new record. As with all change and a new administration, only time will tell where our economy and the markets will go.

As of December 31, 2016, the S&P 500(R) Index (the "Index") was up 11.96% for the year, on a total return basis, as measured by Bloomberg. As of April 30, 2017, the Index was up 7.16% (calendar year-to-date). The current bull market (measuring from March 9, 2009 through April 28, 2017) is the second longest in history, but lags the longest bull market by 4.17 years, according to Bespoke Investment Group. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
"AT A GLANCE"
April 30, 2017 (Unaudited)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on NYSE                                                             FSD
Common Share Price                                                      $17.30
Common Share Net Asset Value ("NAV")                                    $18.14
Premium (Discount) to NAV                                                (4.63)%
Net Assets Applicable to Common Shares                            $638,974,560
Current Monthly Distribution per Common Share (1)                      $0.1240
Current Annualized Distribution per Common Share                       $1.4880
Current Distribution Rate on Common Share Price (2)                       8.60%
Current Distribution Rate on NAV (2)                                      8.20%
--------------------------------------------------------------------------------


-------------------------------------------------
 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------
           Common Share Price              NAV
4/16             14.90                    17.02
                 14.55                    16.78
                 14.54                    16.83
                 14.62                    16.84
5/16             14.82                    16.96
                 14.78                    16.89
                 14.90                    17.04
                 14.77                    16.90
6/16             14.66                    16.93
                 14.73                    17.02
                 14.98                    17.23
                 15.14                    17.48
                 15.27                    17.53
7/16             15.31                    17.45
                 15.33                    17.47
                 15.50                    17.62
                 15.74                    17.69
8/16             15.80                    17.74
                 15.76                    17.69
                 15.45                    17.68
                 15.45                    17.51
                 15.47                    17.71
9/16             15.59                    17.79
                 15.45                    17.78
                 15.39                    17.78
                 15.61                    17.89
10/16            15.53                    17.78
                 15.12                    17.45
                 15.02                    17.45
                 15.47                    17.37
11/16            15.59                    17.48
                 15.44                    17.42
                 15.89                    17.71
                 15.98                    17.69
                 15.92                    17.78
12/16            16.08                    17.71
                 16.42                    17.92
                 16.46                    17.97
                 16.41                    17.94
1/17             16.60                    18.06
                 16.64                    18.03
                 16.55                    18.05
                 16.85                    18.08
2/17             16.90                    18.20
                 16.95                    18.16
                 16.53                    17.86
                 16.60                    17.88
                 16.47                    17.82
3/17             16.66                    18.03
                 16.75                    17.97
                 16.90                    17.93
                 16.92                    17.99
4/17             17.30                    18.14


---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Average Annual Total Return
                                                                                            -------------------------------------
                                                        6 Months Ended     1 Year Ended     5 Years Ended     Inception (9/27/10)
                                                          4/30/2017         4/30/2017         4/30/2017          to 4/30/2017
FUND PERFORMANCE (3)
NAV                                                          6.63%            14.58%            7.79%                7.31%
Market Value                                                16.04%            24.82%            6.98%                5.80%

INDEX PERFORMANCE
BofA Merrill Lynch US High Yield Constrained Index           5.49%            13.65%            6.87%                7.41%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                           % OF LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS (4)
----------------------------------------------------------
Basic Industry                                  13.9%
Telecommunications                               9.1
Energy                                           9.1
Healthcare                                       8.1
Capital Goods                                    7.8
Media                                            6.6
Technology & Electronics                         6.4
Leisure                                          5.1
Services                                         5.1
Banking                                          4.6
Financial Services                               4.5
Automotive                                       4.5
Consumer Goods                                   4.4
Insurance                                        3.4
Transportation                                   2.7
Retail                                           2.7
Utility                                          0.8
Commercial Mortgage-Backed Securities            0.8
Collateralized Mortgage Obligations              0.3
Asset-Backed Securities                          0.1
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                             % OF TOTAL
COUNTRY EXPOSURE                           INVESTMENTS (4)
----------------------------------------------------------
United States                                   84.4%
Luxembourg                                       4.0
Canada                                           2.8
Ireland                                          1.4
Netherlands                                      1.3
United Kingdom                                   1.1
Bermuda                                          0.8
France                                           0.7
Liberia                                          0.6
Finland                                          0.6
Cayman Islands                                   0.6
Australia                                        0.6
Jersey                                           0.5
Mexico                                           0.3
Multinational                                    0.3
Brazil                                           0.0*
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                           % OF LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS (4)
----------------------------------------------------------
Corporate Bonds and Notes                       76.7%
Foreign Corporate Bonds and Notes               14.3
Capital Preferred Securities                     6.8
Mortgage-Backed Securities                       1.1
Senior Floating-Rate Loan Interests              1.0
Asset-Backed Securities                          0.1
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                              % OF LONG
                                            FIXED-INCOME
CREDIT QUALITY (5)                         INVESTMENTS (4)
----------------------------------------------------------
BBB- and above                                  11.9%
BB                                              53.5
B                                               27.9
CCC+ and below                                   6.2
NR                                               0.5
                                               ------
                                 Total         100.0%
                                               ======

*  Amount is less than 0.1%.

(1) Most recent distribution paid or declared through 4/30/2017. Subject to change in the future. The distribution was increased subsequent to 4/30/2017. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions,if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Percentages are based on the long positions only. Short positions are excluded.

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    - Not Rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

                 PLAN FOR TENDER OFFER AND DISTRIBUTION POLICY

The Fund announced on January 20, 2017, that the Fund's Board of Trustees approved the commencement (subject to certain conditions), no later than the week of June 15, 2017, of a cash tender offer for up to 15% of the Fund's then outstanding common shares of beneficial interest at a price per share equal to 98% of the Fund's net asset value ("NAV") per share. The cash tender offer commenced on June 14, 2017. Please see Note 7 - Plan for Tender Offer and Distribution Policy in the Notes to Financial Statements.

The Fund's Board of Trustees has also approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.5% based on the Fund's average monthly NAV per share over the prior 12 months. Under the distribution policy, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any.

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of April 30, 2017, First Trust managed or supervised $105.533 billion in assets.

                                  SUB-ADVISOR

MacKay Shields LLC is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of April 30, 2017, MacKay had approximately $94.9 billion in assets under management.

                  MACKAY SHIELDS LLC PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD - EXECUTIVE MANAGING DIRECTOR, HEAD OF GLOBAL FIXED INCOME
   DIVISION AND CHIEF INVESTMENT OFFICER
LOUIS N. COHEN, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION MICHAEL KIMBLE, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

MARKET RECAP

The U.S. presidential election marked a watershed moment as the Republican Party swept control of both the executive and legislative branches of government in November of 2016. Initially, market participants ignited a "growth acceleration trade" following the Trump victory, and U.S. Treasury yields rose appreciably. Risky assets rallied significantly through the period; however, the outsized gains associated with the high-yield bonds of energy and commodities companies waned in the first four months of 2017. The Organization of the Petroleum Exporting Countries ("OPEC") had agreed to cut oil production late in 2016 resulting in a continued rally in oil prices, and the cartel appeared poised to renew the cuts in May of 2017 -- although compliance by OPEC members has been uneven. Nevertheless, oil prices were weak in the first quarter of 2017 as U.S. production increased and inventories rose. The Federal Open Market Committee ("FOMC") raised the Federal Reserve ("Fed") funds target rate in December 2016 and March 2017 as was widely expected, and the Committee signaled that three more rate hikes are possible in 2017.

After a strong January and February, "risk markets" reassessed the so-called "Trump Reflation Trade" following the failure of the administration to garner enough Republican support in the House of Representatives to repeal and replace Obamacare. This was a key tenet of President Trump's campaign along with tax cuts, deregulation, and infrastructure spending. Initially, capital markets assigned a high probability to the implementation of stimulative policies by the new administration; however, the timing and likelihood of such policy stimulus are now open to debate.

Furthermore, a number of U.S. economists have cited the difference between quantifiable data and survey-based indicators. For instance, small business optimism is near its 43-year high, while consumer sentiment has reached levels last seen in 2000. However, hard data stats, such as retail sales and capital spending are more muted. By the end of the period covered by this report, inflation data edged upward in a number of major markets. U.S. inflation, as measured by the core PCE (personal consumption expenditure) Price Index (less food and energy), rose by 1.8% according to the U.S. Department of Commerce, and headline Eurozone inflation rose by 1.9%, according to Eurostat. First quarter 2017 U.S. GDP surprised on the downside at a meager 0.7%, and the unemployment rate for the quarter was 4.5%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2017, U.S. high yield securities ("HY") returned 5.49%, according to the BofA Merrill Lynch US High Yield Constrained Index ("benchmark").(1) With the exception of the slight pullbacks in November and March, the asset class delivered strong positive returns for each of the other months during the period. We believe buyers were focused on the perceived increased growth implications of the Trump administration for most of the period. The stimulative impact of anticipated lower taxes, regulatory reform, and big infrastructure spending were likely the primary drivers of increased risk-taking in HY and the equity markets, in our view. Retail HY mutual funds experienced mixed flows during the period; according to JP Morgan, there were large inflows into the asset class in December, however, this was offset by the large outflows in November and March. JP Morgan also reported that U.S. HY bond issuance totaled approximately $154 billion during the period and refinancing represented a large portion of the use of proceeds. Par-weighted HY defaults ended April at 1.39%, down from 3.57% at the beginning of 2017 and the lowest since March 2014, also noted by JP Morgan. We expect this trend to continue.

FSD posted strong results for the six-month period ended April 30, 2017, outperforming its benchmark, with a total return(2) of 16.04% on a share price basis and 6.63% on a net asset value ("NAV") basis, compared to the benchmark's return of 5.49% (as we also noted above). Within the Fund, security selection within the insurance and telecommunications sectors, as well as an underweight to the retail sector, benefited performance. Alternatively, security selection within the transportation and services sectors as well as an underweight positioning within the energy sector, detracted from performance. With regard to the energy sector, we believe that the lag in HY energy bond performance calendar year-to-date is telling. The tightening of the sector from around 1,400 basis points before the rally began in 2016 to levels in line with the rest of the HY market today leaves scant room for negative developments in the sector going forward, in our view. Moreover, we believe it is likely that new supply and high inventories in the U.S. will keep oil prices range bound barring a geo-political event. Consequently, we remain underweight in the sector.

During the period, we maintained short positions in U.S. Treasury bonds, which were used to reduce the portfolio's exposure to interest rate risk, while at the same time using the proceeds from the short sales to purchase additional high-yield securities to increase the size of the portfolio. The Fund benefited from its additional long exposure to high-yield bonds, offset slightly by the borrowing costs involved, as the high-yield market rallied in the period. Given the rise in U.S. Treasury rates during the period, the short U.S. Treasury positions also benefited performance.

OUTLOOK

We believe there will be continued upward pressure on short-term U.S. interest rates in 2017 as the Fed tightens monetary conditions and the new administration embarks on looser fiscal policies. The fundamental economic backdrop in the U.S. has been durable, in our opinion; consumption is being supported by a healthy consumer enjoying wage gains from a tighter labor market, and an increase in wealth from a burgeoning housing market. President Trump's fiscal platform calls for an increase in spending, especially on infrastructure, and lower taxes for households and businesses. While tax cuts should be stimulative for the U.S. economy in the short-to-medium term, some of the other proposals may not have the same impact, in our view. In particular, protectionist trade policies would likely curtail global growth and incite trade wars.

We do believe credit spreads could tighten modestly given our tempered outlook for corporate earnings and high levels of idiosyncratic risk. Valuations generally remain fair across the credit sectors but greater vigilance is required as we navigate the late stages of the current economic cycle.

-----------------------------

(1) The BofA Merrill Lynch US High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. Indexes are unmanaged and an investor cannot invest directly in an index.

(2) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
CORPORATE BONDS AND NOTES - 94.3%

                 AUTOMOTIVE - 5.1%
$     4,725,000  Dana, Inc. (a)................................................    5.50%     12/15/24   $    4,831,312
        220,000  Ford Motor Co.................................................    8.90%     01/15/32          299,089
      2,000,000  Ford Motor Co. (a)............................................    7.75%     06/15/43        2,516,426
      1,620,000  Ford Motor Co.................................................    9.98%     02/15/47        2,524,649
      5,135,000  Gates Global LLC/Gates Global Co. (b).........................    6.00%     07/15/22        5,186,350
      4,396,000  Goodyear Tire & Rubber (The) Co. (a)..........................    7.00%     05/15/22        4,557,817
      1,500,000  Goodyear Tire & Rubber (The) Co...............................    5.00%     05/31/26        1,543,125
      4,757,000  Navistar International Corp. (a)..............................    8.25%     11/01/21        4,840,247
      2,320,000  Tenneco, Inc..................................................    5.00%     07/15/26        2,328,398
      3,705,000  ZF North America Capital, Inc. (b)............................    4.75%     04/29/25        3,867,353
                                                                                                        --------------
                                                                                                            32,494,766
                                                                                                        --------------

                 Banking - 1.5%
        612,000  Ally Financial, Inc. (a)......................................    8.00%     11/01/31          731,340
      7,355,000  Ally Financial, Inc. (a)......................................    8.00%     11/01/31        8,789,225
                                                                                                        --------------
                                                                                                             9,520,565
                                                                                                        --------------

                 BASIC INDUSTRY - 11.5%

        650,000  AK Steel Corp. (a)............................................    7.63%     10/01/21          681,688
      4,500,000  AK Steel Corp.................................................    8.38%     04/01/22        4,677,187
        925,000  AK Steel Corp. (a)............................................    7.50%     07/15/23        1,011,719
      5,604,000  Aleris International, Inc.....................................    7.88%     11/01/20        5,575,980
      2,875,000  Beazer Homes USA, Inc.........................................    8.75%     03/15/22        3,205,625
      5,500,000  CalAtlantic Group, Inc. (a)...................................    8.38%     05/15/18        5,843,750
        500,000  CalAtlantic Group, Inc........................................    5.88%     11/15/24          539,375
      1,580,000  Cliffs Natural Resources, Inc.................................    4.88%     04/01/21        1,516,800
        200,000  Freeport-McMoRan, Inc.........................................    4.00%     11/14/21          197,250
      2,010,000  Freeport-McMoRan, Inc.........................................    3.55%     03/01/22        1,899,450
      3,680,000  Freeport-McMoRan, Inc.........................................    3.88%     03/15/23        3,431,600
        960,000  Freeport-McMoRan, Inc.........................................    4.55%     11/14/24          906,720
      1,873,000  K Hovnanian Enterprises, Inc. (a) (b).........................    7.00%     01/15/19        1,662,288
      2,800,000  K Hovnanian Enterprises, Inc. (b).............................    7.25%     10/15/20        2,730,000
      3,479,000  KB Home (a)...................................................    7.50%     09/15/22        3,950,839
      1,305,000  Koppers, Inc. (a) (b).........................................    6.00%     02/15/25        1,370,250
      3,730,000  Meritage Homes Corp...........................................    6.00%     06/01/25        3,992,965
      1,840,000  Momentive Performance Escrow Claim (c) (d) (e) (f)............     N/A        N/A                   2
      1,840,000  Momentive Performance Materials, Inc. (a) (c).................    4.69%     04/24/22        1,692,800
      1,815,000  Novelis Corp. (b).............................................    6.25%     08/15/24        1,914,825
      2,862,000  Novelis Corp. (b).............................................    5.88%     09/30/26        2,947,860
      2,420,000  Olin Corp.....................................................    5.13%     09/15/27        2,525,875
      2,060,000  PQ Corp. (b)..................................................    6.75%     11/15/22        2,240,229
      1,780,000  PulteGroup, Inc. (a)..........................................    7.63%     10/15/17        1,828,950
      4,570,000  PulteGroup, Inc...............................................    7.88%     06/15/32        5,221,225
      2,375,000  Shea Homes L.P./Shea Homes Funding Corp. (b)..................    6.13%     04/01/25        2,410,625
      5,000,000  Standard Industries, Inc. (b).................................    5.00%     02/15/27        5,062,500
      4,465,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc..................    5.88%     06/15/24        4,721,737
                                                                                                        --------------
                                                                                                            73,760,114
                                                                                                        --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                 Capital Goods - 6.8%
$     3,595,000  Ball Corp.....................................................    4.00%     11/15/23   $    3,662,406
      4,785,000  BWAY Holding Co. (b)..........................................    5.50%     04/15/24        4,850,794
      4,000,000  Crown Americas LLC/Crown Americas Capital Corp. IV (a)........    4.50%     01/15/23        4,140,000
      5,445,000  KLX, Inc. (a) (b).............................................    5.88%     12/01/22        5,744,475
      1,575,000  Orbital ATK, Inc..............................................    5.50%     10/01/23        1,641,938
      3,315,000  Owens-Brockway Glass Container, Inc. (a) (b)..................    5.00%     01/15/22        3,455,888
      6,700,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                    LLC/Reynolds Group Issuer LU (a) (b).......................    5.13%     07/15/23        6,993,125
      4,375,000  Sealed Air Corp. (b)..........................................    5.50%     09/15/25        4,692,187
      3,970,000  Terex Corp. (b)...............................................    5.63%     02/01/25        4,064,287
      4,500,000  Triumph Group, Inc............................................    4.88%     04/01/21        4,432,500
                                                                                                        --------------
                                                                                                            43,677,600
                                                                                                        --------------

                 Consumer Goods - 4.8%
      3,995,000  B&G Foods, Inc................................................    5.25%     04/01/25        4,099,989
      3,795,000  Cott Holdings, Inc. (b).......................................    5.50%     04/01/25        3,870,900
      4,265,000  Kronos Acquisition Holdings, Inc. (b).........................    9.00%     08/15/23        4,334,306
      2,240,000  Lamb Weston Holdings, Inc. (a) (b)............................    4.63%     11/01/24        2,318,400
      2,325,000  Pilgrim's Pride Corp. (b).....................................    5.75%     03/15/25        2,429,625
      2,665,000  Post Holdings, Inc. (b).......................................    5.50%     03/01/25        2,798,250
      3,610,000  Post Holdings, Inc. (b).......................................    5.00%     08/15/26        3,600,975
      4,585,000  Spectrum Brands, Inc. (a).....................................    5.75%     07/15/25        4,937,632
      2,400,000  US Foods, Inc. (b)............................................    5.88%     06/15/24        2,520,000
                                                                                                        --------------
                                                                                                            30,910,077
                                                                                                        --------------

                 Energy - 8.8%
      6,000,000  AmeriGas Partners L.P./AmeriGas Finance Corp. (a).............    5.88%     08/20/26        6,120,000
      2,426,000  California Resources Corp. (a) (b)............................    8.00%     12/15/22        1,864,988
      2,410,000  Carrizo Oil & Gas, Inc........................................    6.25%     04/15/23        2,440,125
      5,470,000  CITGO Petroleum Corp. (a) (b).................................    6.25%     08/15/22        5,606,750
      4,475,000  Continental Resources, Inc....................................    5.00%     09/15/22        4,530,937
      3,170,000  Crestwood Midstream Partners L.P./Crestwood
                    Midstream Finance Corp. (a)................................    6.25%     04/01/23        3,324,537
      6,700,000  Denbury Resources, Inc. (a)...................................    5.50%     05/01/22        5,025,000
      2,305,000  Hilcorp Energy I L.P./Hilcorp Finance Co. (b).................    5.00%     12/01/24        2,172,462
      3,535,000  PHI, Inc. (a).................................................    5.25%     03/15/19        3,322,900
      2,340,000  Sanchez Energy Corp...........................................    6.13%     01/15/23        2,164,477
        545,000  SM Energy Co. (a).............................................    5.00%     01/15/24          516,388
      2,020,000  SM Energy Co..................................................    5.63%     06/01/25        1,939,200
      2,910,000  Suburban Propane Partners L.P./Suburban
                    Energy Finance Corp........................................    5.75%     03/01/25        2,902,725
      2,280,000  Suburban Propane Partners L.P./Suburban
                    Energy Finance Corp........................................    5.88%     03/01/27        2,285,700
      1,900,000  Sunoco L.P./Sunoco Finance Corp. (a)..........................    5.50%     08/01/20        1,966,500
      1,560,000  Sunoco L.P./Sunoco Finance Corp...............................    6.38%     04/01/23        1,669,200
      2,200,000  Tesoro Logistics L.P./Tesoro Logistics Finance Corp...........    5.25%     01/15/25        2,343,000
      1,770,000  Ultra Resources, Inc. (b).....................................    7.13%     04/15/25        1,755,628
      4,325,000  Whiting Petroleum Corp. (a)...................................    5.75%     03/15/21        4,325,000
                                                                                                        --------------
                                                                                                            56,275,517
                                                                                                        --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                 Financial Services - 5.6%
$     6,855,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (a)....    6.00%     08/01/20   $    7,112,062
      1,190,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (a)....    5.88%     02/01/22        1,230,163
      3,385,000  MSCI, Inc. (b)................................................    5.75%     08/15/25        3,664,263
      7,265,000  Navient Corp. (a).............................................    8.00%     03/25/20        7,991,500
      5,150,000  OneMain Financial Holdings, Inc. (a) (b)......................    7.25%     12/15/21        5,382,316
      2,395,000  Springleaf Finance Corp.......................................    6.00%     06/01/20        2,460,863
      4,555,000  Springleaf Finance Corp. (a)..................................    7.75%     10/01/21        4,899,472
      2,825,000  Tempo Acquisition LLC/Tempo Acquisition Finance
                    Corp. (b)..................................................    6.75%     06/01/25        2,909,750
                                                                                                        --------------
                                                                                                            35,650,389
                                                                                                        --------------

                 Healthcare - 7.5%
      1,265,000  Alere, Inc....................................................    6.50%     06/15/20        1,299,788
      4,175,000  CHS/Community Health Systems, Inc.............................    6.88%     02/01/22        3,470,469
      2,085,000  CHS/Community Health Systems, Inc.............................    6.25%     03/31/23        2,129,306
      2,500,000  DaVita, Inc. (a)..............................................    5.75%     08/15/22        2,596,875
      3,775,000  DaVita, Inc...................................................    5.00%     05/01/25        3,812,750
      4,000,000  Greatbatch Ltd. (a) (b).......................................    9.13%     11/01/23        4,210,000
      1,500,000  HCA, Inc......................................................    5.88%     05/01/23        1,636,050
     10,850,000  HCA, Inc. (a).................................................    5.00%     03/15/24       11,541,687
      4,585,000  Hologic, Inc. (b).............................................    5.25%     07/15/22        4,848,637
      4,495,000  inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv
                    Health Clinical, Inc. (b)..................................    7.50%     10/01/24        4,663,563
      4,315,000  MPH Acquisition Holdings LLC (a) (b)..........................    7.13%     06/01/24        4,649,413
      3,195,000  Tenet Healthcare Corp.........................................    8.13%     04/01/22        3,258,900
                                                                                                        --------------
                                                                                                            48,117,438
                                                                                                        --------------

                 Leisure - 5.6%
      4,225,000  ClubCorp Club Operations, Inc. (b)............................    8.25%     12/15/23        4,626,375
      4,000,000  ESH Hospitality, Inc. (b).....................................    5.25%     05/01/25        4,060,000
      1,980,000  GLP Capital LP/GLP Financing II, Inc..........................    5.38%     04/15/26        2,093,850
      1,327,000  Isle of Capri Casinos, Inc....................................    5.88%     03/15/21        1,370,957
      3,670,000  Live Nation Entertainment, Inc. (b)...........................    4.88%     11/01/24        3,706,700
      9,175,000  MGM Resorts International.....................................    6.75%     10/01/20       10,230,125
      3,985,000  Scientific Games International, Inc...........................   10.00%     12/01/22        4,338,669
      4,975,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b)...........    5.50%     03/01/25        5,161,562
                                                                                                        --------------
                                                                                                            35,588,238
                                                                                                        --------------

                 Media - 6.1%
      7,245,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a)...............    5.75%     01/15/24        7,643,475
      2,370,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)...........    5.75%     02/15/26        2,523,292
      2,730,000  Clear Channel Worldwide Holdings, Inc., Series B..............    7.63%     03/15/20        2,770,950
      2,841,000  Clear Channel Worldwide Holdings, Inc., Series B..............    6.50%     11/15/22        2,958,191
        180,000  CSC Holdings LLC (b)..........................................    6.63%     10/15/25          197,325
      2,325,000  CSC Holdings, Inc. (b)........................................    5.50%     04/15/27        2,409,281
      7,430,000  Dish DBS Corp. (a)............................................    6.75%     06/01/21        8,098,700
      7,415,000  iHeartCommunications, Inc.....................................    9.00%     03/01/21        5,663,206
      2,515,000  Lamar Media Corp..............................................    5.75%     02/01/26        2,747,638
      3,725,000  Sirius XM Radio, Inc. (a) (b).................................    5.38%     07/15/26        3,822,781
                                                                                                        --------------
                                                                                                            38,834,839
                                                                                                        --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                 Retail - 3.3%
$     3,130,000  AdvancePierre Foods Holdings, Inc. (b)........................    5.50%     12/15/24   $    3,497,775
      3,845,000  Dollar Tree, Inc. (a).........................................    5.75%     03/01/23        4,098,770
      6,395,000  Hanesbrands, Inc. (a) (b).....................................    4.63%     05/15/24        6,379,013
      3,300,000  KFC Holding Co./Pizza Hut Holdings LLC/
                    Taco Bell of America LLC (b)...............................    5.25%     06/01/26        3,390,750
      3,500,000  Murphy Oil USA, Inc...........................................    6.00%     08/15/23        3,692,500
                                                                                                        --------------
                                                                                                            21,058,808
                                                                                                        --------------

                 Services - 6.0%
      2,120,000  Acosta, Inc. (b)..............................................    7.75%     10/01/22        1,807,300
      4,845,000  Ashtead Capital, Inc. (a) (b).................................    6.50%     07/15/22        5,044,856
      2,500,000  CoreCivic, Inc. (a)...........................................    5.00%     10/15/22        2,600,000
      2,810,000  GEO (The) Group, Inc..........................................    6.00%     04/15/26        2,901,325
      3,711,000  Herc Rentals, Inc. (b)........................................    7.50%     06/01/22        4,054,267
      1,090,000  Herc Rentals, Inc. (b)........................................    7.75%     06/01/24        1,194,913
      4,607,000  Iron Mountain, Inc. (b).......................................    6.00%     10/01/20        4,831,591
      4,250,000  Iron Mountain, Inc............................................    5.75%     08/15/24        4,382,812
      3,580,000  ServiceMaster (The) Co. LLC (a) (b)...........................    5.13%     11/15/24        3,705,300
        111,000  United Rentals North America, Inc.............................    7.63%     04/15/22          116,134
      3,097,000  United Rentals North America, Inc.............................    6.13%     06/15/23        3,244,108
      1,400,000  United Rentals North America, Inc. (a)........................    5.50%     07/15/25        1,469,552
      2,900,000  United Rentals North America, Inc.............................    5.88%     09/15/26        3,070,375
                                                                                                        --------------
                                                                                                            38,422,533
                                                                                                        --------------

                 Technology & Electronics - 6.8%
      2,300,000  CommScope Technologies LLC (b)................................    5.00%     03/15/27        2,325,875
      3,780,000  CommScope, Inc. (b)...........................................    5.00%     06/15/21        3,898,125
      4,896,000  Dell International LLC/EMC Corp. (b)..........................    8.35%     07/15/46        6,356,952
      6,433,000  First Data Corp. (b)..........................................    7.00%     12/01/23        6,913,545
      3,370,000  Match Group, Inc..............................................    6.38%     06/01/24        3,681,725
      4,715,000  NCR Corp. (a).................................................    6.38%     12/15/23        5,066,267
      3,519,000  PTC, Inc......................................................    6.00%     05/15/24        3,774,128
      4,475,000  Qorvo, Inc. (a)...............................................    7.00%     12/01/25        4,989,625
      5,910,000  Zebra Technologies Corp. (a)..................................    7.25%     10/15/22        6,404,962
                                                                                                        --------------
                                                                                                            43,411,204
                                                                                                        --------------

                 Telecommunications - 10.5%
      4,985,000  CenturyLink, Inc., Series P...................................    7.60%     09/15/39        4,698,362
        270,000  CyrusOne L.P./CyrusOne Finance Corp. (b)......................    5.38%     03/15/27          278,775
      3,025,000  Equinix, Inc..................................................    5.88%     01/15/26        3,267,000
      3,500,000  Equinix, Inc..................................................    5.38%     05/15/27        3,665,515
      1,550,000  Frontier Communications Corp..................................    6.25%     09/15/21        1,441,500
      6,450,000  Frontier Communications Corp. (a).............................   11.00%     09/15/25        6,248,437
      2,306,000  Hughes Satellite Systems Corp. (b)............................    5.25%     08/01/26        2,352,120
      4,070,000  Level 3 Financing, Inc. (a)...................................    5.38%     01/15/24        4,240,289
      2,900,000  Level 3 Financing, Inc........................................    5.25%     03/15/26        2,998,107
      2,570,000  Sprint Capital Corp...........................................    6.88%     11/15/28        2,788,450
     11,425,000  Sprint Capital Corp...........................................    8.75%     03/15/32       14,088,396
      3,070,000  Sprint Communications, Inc. (a)...............................    9.25%     04/15/22        3,730,050


Page 8                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                 Telecommunications (Continued)
$     7,900,000  T-Mobile USA, Inc.............................................    6.00%     03/01/23   $    8,462,875
      2,925,000  T-Mobile USA, Inc.............................................    6.00%     04/15/24        3,176,550
      1,700,000  T-Mobile USA, Inc.............................................    6.50%     01/15/26        1,889,125
      2,428,000  ViaSat, Inc. (a)..............................................    6.88%     06/15/20        2,478,078
      1,500,000  Windstream Services LLC (a)...................................    6.38%     08/01/23        1,331,250
                                                                                                        --------------
                                                                                                            67,134,879
                                                                                                        --------------

                 Transportation - 3.4%
      2,000,000  American Airlines Group, Inc..................................    6.13%     06/01/18        2,085,000
      3,400,000  American Airlines Group, Inc. (b).............................    4.63%     03/01/20        3,472,250
      1,149,757  Continental Airlines 2003-ERJ1 Pass Through Trust.............    7.88%     07/02/18        1,179,938
      1,334,968  Continental Airlines 2005-ERJ1 Pass Through Trust (a).........    9.80%     04/01/21        1,465,127
      5,406,371  US Airways 2000-3C Pass Through Trust.........................    8.39%     03/01/22        5,994,314
      6,775,000  XPO Logistics, Inc. (a) (b)...................................    6.50%     06/15/22        7,198,438
                                                                                                        --------------
                                                                                                            21,395,067
                                                                                                        --------------

                 Utility - 1.0%
      6,660,000  Calpine Corp. (a).............................................    5.75%     01/15/25        6,476,850
                                                                                                        --------------
                 TOTAL CORPORATE BONDS AND NOTES.....................................................      602,728,884
                 (Cost $575,245,845)                                                                    --------------


   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED     STATED        VALUE
   CURRENCY)                              DESCRIPTION                              COUPON    MATURITY   (U.S. DOLLARS)
---------------  --------------------------------------------------------------   --------   --------   --------------
FOREIGN CORPORATE BONDS AND NOTES - 17.7%

                 Automotive - 0.1%
        650,000  Dana Financing Luxembourg Sarl (USD) (b)......................    5.75%     04/15/25          667,472
                                                                                                        --------------

                 Basic Industry - 5.6%
        709,000  Anglo American Capital PLC (USD) (b)..........................    4.13%     04/15/21          728,498
      1,401,000  Anglo American Capital PLC (USD) (a) (b)......................    4.88%     05/14/25        1,467,547
          3,000  ArcelorMittal (USD)...........................................    7.00%     02/25/22            3,416
      8,362,000  ArcelorMittal (USD)...........................................    7.75%     10/15/39        9,595,395
      1,200,000  ArcelorMittal (USD) (a).......................................    7.50%     03/01/41        1,356,000
      2,000,000  Cemex SAB de CV (USD) (b).....................................    7.75%     04/16/26        2,285,000
      2,345,000  FMG Resources (August 2006) Pty Ltd. (USD) (b)................    9.75%     03/01/22        2,709,941
      1,670,000  FMG Resources (August 2006) Pty Ltd. (USD) (b)................    6.88%     04/01/22        1,731,581
        140,000  Masonite International Corp. (USD) (b)........................    5.63%     03/15/23          145,950
      3,300,000  MMC Norilsk Nickel OJSC via MMC
                    Finance DAC (USD) (b)......................................    6.63%     10/14/22        3,725,462
      1,925,000  SPCM S.A. (USD) (b)...........................................    4.88%     09/15/25        1,951,469
      4,200,000  Stora Enso OYJ (USD) (a) (b)..................................    7.25%     04/15/36        4,872,000
        650,000  Teck Resources Ltd. (USD).....................................    3.75%     02/01/23          642,883
      2,505,000  Teck Resources Ltd. (USD).....................................    6.00%     08/15/40        2,589,544
      1,795,000  Teck Resources Ltd. (USD).....................................    6.25%     07/15/41        1,911,675
                                                                                                        --------------
                                                                                                            35,716,361
                                                                                                        --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED     STATED        VALUE
   CURRENCY)                              DESCRIPTION                              COUPON    MATURITY   (U.S. DOLLARS)
---------------  --------------------------------------------------------------   --------   --------   --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                 Capital Goods - 2.2%
        900,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                    USA, Inc. (USD) (b)........................................    6.00%     06/30/21   $      936,000
      5,100,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                    USA, Inc. (USD) (a) (b)....................................    7.25%     05/15/24        5,571,750
        535,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                    USA, Inc. (USD) (b)........................................    6.00%     02/15/25          554,394
      3,890,000  Bombardier, Inc. (USD) (b)....................................    6.00%     10/15/22        3,894,862
      3,288,000  Bombardier, Inc. (USD) (a) (b)................................    6.13%     01/15/23        3,288,000
                                                                                                        --------------
                                                                                                            14,245,006
                                                                                                        --------------

                 Consumer Goods - 0.5%
      3,425,000  Minerva Luxembourg S.A. (USD) (b).............................    6.50%     09/20/26        3,412,122
                                                                                                        --------------

                 Energy - 2.3%
        300,000  CGG S.A. (USD) (g)............................................    6.50%     06/01/21          144,000
      2,750,000  Gazprom OAO Via Gaz Capital S.A. (USD) (b)....................    8.63%     04/28/34        3,644,311
        970,000  Petrobras Global Finance B.V. (USD)...........................    7.38%     01/17/27        1,045,466
      4,350,000  Petrobras Global Finance B.V. (USD) (a).......................    6.88%     01/20/40        4,176,000
      2,120,000  Petrobras Global Finance B.V. (USD)...........................    7.25%     03/17/44        2,119,293
        100,000  Petrobras Global Finance B.V. (USD) (a).......................    8.75%     05/23/26          116,850
      3,900,000  Weatherford International Ltd. (USD) (a)......................    4.50%     04/15/22        3,705,000
                                                                                                        --------------
                                                                                                            14,950,920
                                                                                                        --------------

                 Healthcare - 1.5%
      2,625,000  Endo Dac/Endo Finance LLC/Endo Finco,
                    Inc. (USD) (a) (b).........................................    6.00%     02/01/25        2,229,938
      5,375,000  Valeant Pharmaceuticals International, Inc. (USD) (b).........    7.50%     07/15/21        4,467,969
      2,819,000  Valeant Pharmaceuticals International, Inc. (USD) (b).........    5.88%     05/15/23        2,096,631
      1,324,000  Valeant Pharmaceuticals International, Inc. (USD) (b).........    6.13%     04/15/25          982,408
                                                                                                        --------------
                                                                                                             9,776,946
                                                                                                        --------------

                 Insurance - 0.5%
      3,500,000  Oil Insurance Ltd. (USD) (b) (h)..............................    4.13%        (i)          3,010,000
                                                                                                        --------------

                 Leisure - 0.8%
      3,755,000  Royal Caribbean Cruises Ltd. (USD)............................    7.50%     10/15/27        4,872,113
                                                                                                        --------------

                 Media - 2.1%
      8,120,000  Altice Luxembourg S.A. (USD) (a) (b)..........................    7.75%     05/15/22        8,648,856
      4,345,000  UPCB Finance IV Ltd. (USD) (b)................................    5.38%     01/15/25        4,442,762
                                                                                                        --------------
                                                                                                            13,091,618
                                                                                                        --------------

                 Services - 0.3%
      1,690,000  Ritchie Bros. Auctioneers, Inc. (USD) (a) (b).................    5.38%     01/15/25        1,749,150
                                                                                                        --------------

                 TECHNOLOGY & ELECTRONICS - 1.1%

      2,925,000  NXP B.V./NXP Funding LLC (USD) (b)............................    4.63%     06/01/23        3,155,344
      3,585,000  Sensata Technologies UK Financing Co., PLC (USD) (b)..........    6.25%     02/15/26        3,898,687
                                                                                                        --------------
                                                                                                             7,054,031
                                                                                                        --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED     STATED        VALUE
   CURRENCY)                              DESCRIPTION                              COUPON    MATURITY   (U.S. DOLLARS)
---------------  --------------------------------------------------------------   --------   --------   --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                 Telecommunications - 0.7%
        880,000  Telecom Italia Capital S.A. (USD) (a).........................    7.20%     07/18/36   $      974,600
      2,900,000  Telecom Italia Capital S.A. (USD).............................    7.72%     06/04/38        3,356,750
                                                                                                        --------------
                                                                                                             4,331,350
                                                                                                        --------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES.............................................      112,877,089
                 (Cost $106,051,587)                                                                    --------------


  PAR AMOUNT
    (LOCAL                                                                         STATED     STATED        VALUE
   CURRENCY)                             DESCRIPTION                                RATE     MATURITY   (U.S. DOLLARS)
---------------  --------------------------------------------------------------   --------   --------   --------------
CAPITAL PREFERRED SECURITIES - 8.3%

                 Banking - 4.1%
      5,155,000  Bank of America Corp., Series DD (USD) (a) (j)................    6.30%       (i)           5,689,831
        850,000  Capital One Financial Corp., Series E (USD) (j)...............    5.55%       (i)             886,125
      6,700,000  Citigroup, Inc., Series M (USD) (j)...........................    6.30%       (i)           7,078,885
      3,250,000  Dresdner Funding Trust I (USD) (b)............................    8.15%     06/30/31        3,867,500
      2,825,000  HBOS Capital Funding L.P. (GBP) (j)...........................    6.46%       (i)           3,887,705
      1,700,000  RBS Capital Trust II (USD) (j)................................    6.43%       (i)           1,861,500
      2,370,000  Wells Fargo & Co., Series S (USD) (j).........................    5.90%       (i)           2,521,087
        610,000  Wells Fargo Capital X (USD)...................................    5.95%     12/15/36          661,850
                                                                                                        --------------
                                                                                                            26,454,483
                                                                                                        --------------

                 Capital Goods - 0.5%
      3,760,000  Textron Financial Corp. (USD) (b) (h).........................    2.77%     02/15/42        3,026,800
                                                                                                        --------------

                 Insurance - 3.7%
      1,800,000  Aviva PLC (GBP) (j)...........................................    6.13%     11/14/36        2,688,017
      3,175,000  Chubb (The) Corp. (USD) (h)...................................    3.41%     04/15/37        3,151,188
      3,500,000  CNP Assurances (EUR) (j)......................................    5.25%       (i)           3,517,080
     11,000,000  Glen Meadow Pass-Through Trust (USD) (b) (h)..................    3.16%     02/12/47        9,666,250
      3,500,000  Lincoln National Corp. (USD) (a) (h)..........................    3.40%     05/17/66        3,119,375
      1,800,000  Lincoln National Corp. (USD) (h)..............................    3.20%     04/20/67        1,561,500
                                                                                                        --------------
                                                                                                            23,703,410
                                                                                                        --------------
                 TOTAL CAPITAL PREFERRED SECURITIES..................................................       53,184,693
                 (Cost $51,153,386)                                                                     --------------


   PRINCIPAL                                                                                  STATED
     VALUE                                DESCRIPTION                             RATE (k)  MATURITY (l)    VALUE
---------------  --------------------------------------------------------------   --------  ----------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 1.2%

                 Automotive - 0.3%
$     1,721,953  Navistar, Inc. Term Loan B....................................    5.00%     08/07/20        1,742,754
                                                                                                        --------------

                 HEALTHCARE - 0.9%

      6,136,475  Ortho-Clinical Term Loan B3...................................    4.75%     06/30/21        6,103,277
                                                                                                        --------------
                 TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...........................................        7,846,031
                 (Cost $7,807,881)                                                                      --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
MORTGAGE-BACKED SECURITIES - 1.4%

                 Collateralized Mortgage Obligations - 0.4%
                 Morgan Stanley Mortgage Loan Trust
$       209,186     Series 2007-6XS, Class 2A1S (h)............................    1.10%     02/25/47   $      206,159
                 Specialty Underwriting & Residential Finance Trust
      1,419,035     Series 2006-BC4, Class A2B (h).............................    1.10%     09/25/37          666,642
                 Wells Fargo Mortgage Backed Securities
      1,639,428     Series 2006-AR7 Trust, Class 2A4 (h).......................    3.28%     05/25/36        1,567,005
                                                                                                        --------------
                                                                                                             2,439,806
                                                                                                        --------------

                 Commercial Mortgage-Backed Securities - 1.0%
                 ACE Securities Corp. Home Equity Loan Trust
      2,471,112     Series 2007-HE2, Class A2A (h).............................    1.11%     12/25/36        1,555,334
                 Carrington Mortgage Loan Trust
        451,162     Series 2006-NC4, Class A5 (h)..............................    1.05%     10/25/36          445,456
                 HSI Asset Securitization Corp. Trust
         13,301     Series 2007-NC1, Class A1 (h)..............................    1.09%     04/25/37            9,251
                 Morgan Stanley ABS Capital I, Inc. Trust
        630,589     Series 2006-HE6, Class A2B (h).............................    1.09%     09/25/36          308,001
                 Securitized Asset Backed Receivables LLC Trust
      8,191,468     Series 2006-FR4, Class A2A (h).............................    1.07%     08/25/36        3,565,960
                 Soundview Home Loan Trust
        752,277     Series 2006-EQ2, Class A2 (h)..............................    1.10%     01/25/37          542,971
                                                                                                        --------------
                                                                                                             6,426,973
                                                                                                        --------------
                 TOTAL MORTGAGE-BACKED SECURITIES....................................................        8,866,779
                 (Cost $11,748,148)                                                                     --------------

ASSET-BACKED SECURITIES - 0.1%
                 Keycorp Student Loan Trust
        825,093     Series 2000-A, Class A2 (h)................................    1.37%     05/25/29          799,297
                 (Cost $768,455)                                                                        --------------


     SHARES                                            DESCRIPTION                                            VALUE
---------------  ------------------------------------------------------------------------------------   --------------
SHORT-TERM INVESTMENT - 0.1%
        204,738  Dreyfus Government Cash Management - Institutional Shares...........................          204,738
                 (Cost $204,738)                                                                        --------------

                 TOTAL INVESTMENTS - 123.1%..........................................................      786,507,511
                 (Cost $752,980,040) (m)                                                                --------------


   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
U.S. GOVERNMENT BONDS SOLD SHORT - (15.3%)
$  (101,950,000) United States Treasury Note...................................    1.38%     09/30/23      (97,856,096)
                 (Proceeds $98,822,755)                                                                 --------------

CORPORATE BONDS SOLD SHORT - (0.7%)

                 Energy - (0.7%)
     (2,400,000) Noble Energy, Inc.............................................    4.15%     12/15/21       (2,538,941)


Page 12                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

   PRINCIPAL                                                                       STATED     STATED
     VALUE                                DESCRIPTION                              COUPON    MATURITY       VALUE
---------------  --------------------------------------------------------------   --------   --------   --------------
CORPORATE BONDS SOLD SHORT (CONTINUED)

                 Energy (CONTINUED)
$    (2,100,000) Noble Energy, Inc.............................................    3.90%     11/15/24   $   (2,147,021)
                                                                                                        --------------
                 TOTAL CORPORATE BONDS SOLD SHORT....................................................       (4,685,962)
                 (Proceeds $4,093,914)                                                                  --------------

                 TOTAL INVESTMENTS SOLD SHORT - (16.0%)..............................................     (102,542,058)
                 (Proceeds $102,916,669)
                 OUTSTANDING LOAN - (8.7%)...........................................................      (55,466,470)
                 NET OTHER ASSETS AND LIABILITIES - 1.6%.............................................       10,475,577
                                                                                                        --------------
                 NET ASSETS - 100.0%.................................................................   $  638,974,560
                                                                                                        ==============

-----------------------------

      (a) This security or a portion of this security is segregated as collateral for investments sold short.

      (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At April 30, 2017, securities noted as such amounted to $308,831,077 of total investments or 48.3% of net assets.

      (c) On October 24, 2014, Momentive Performance Materials, Inc. completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Momentive Performance Materials, Inc. Senior Secured Lien Notes ("Senior Secured Lien Notes") scheduled to mature on October 15, 2020, received new Momentive Performance Materials, Inc. Second Priority Senior Secured Notes maturing on April 24, 2022, in an exchange for the existing Senior Secured Lien Notes, and received an escrow claim, Momentive Performance Escrow Claim. The escrow claim represents a claim on any cash that remains in a Fee Reserve account. It is unknown if any remaining cash held in the Fee Reserve account will be available after future legal and financial costs are paid.

      (d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2017, securities noted as such are valued at $2 or 0.0% of net assets.

      (e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Fund's Sub-Advisor.

      (f)   Non-income producing security.

      (g)   The issuer is in default and interest is not being accrued.

      (h) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2017.

      (i)   Perpetual maturity.

      (j) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

      (k) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at April 30, 2017. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

      (l) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

      (m) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $44,989,992 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,462,521.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar


                        See Notes to Financial Statements                Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                     TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   4/30/2017            PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
Corporate Bonds and Notes:
   Basic Industry.............................  $     73,760,114   $             --   $     73,760,112   $              2
   Other Industry Categories*.................       528,968,770                 --        528,968,770                 --
Foreign Corporate Bonds and Notes*............       112,877,089                 --        112,877,089                 --
Capital Preferred Securities*.................        53,184,693                 --         53,184,693                 --
Senior Floating-Rate Loan Interests*..........         7,846,031                 --          7,846,031                 --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations........         2,439,806                 --          2,439,806                 --
   Commercial Mortgage-Backed Securities......         6,426,973                 --          6,426,973                 --
Asset-Backed Securities.......................           799,297                 --            799,297                 --
Short-Term Investment.........................           204,738            204,738                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
Total Investments.............................  $    786,507,511   $        204,738   $    786,302,771   $              2
                                                ================   ================   ================   ================


                                                    LIABILITIES TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                     TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   4/30/2017            PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
U.S. Government Bonds Sold Short..............  $    (97,856,096)  $             --   $    (97,856,096)  $             --
Corporate Bonds Sold Short*...................        (4,685,962)                --         (4,685,962)                --
Forward Foreign Currency Contracts**..........          (158,755)                --           (158,755)                --
                                                ----------------   ----------------   ----------------   ----------------
Total.........................................  $   (102,700,813)  $             --   $   (102,700,813)  $             --
                                                ================   ================   ================   ================


*     See the Portfolio of Investments for industry breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2017.

The Level 3 Corporate Bond (Momentive Performance Escrow Claim) that is fair valued by the Advisor's Pricing Committee is footnoted in the Portfolio of Investments. The Level 3 Corporate Bond (Momentive Performance Escrow Claim) values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


Page 14                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
   Corporate Bonds and Notes................   $              2
Net Realized Gain (Loss)....................                 --
Net Change in Unrealized Appreciation/
   Depreciation.............................                 --
Purchases...................................                 --
Sales.......................................                 --
Transfers In................................                 --
Transfers Out...............................                 --
ENDING BALANCE AT APRIL 30, 2017
   Corporate Bonds and Notes................                  2
                                               ----------------
Total Level 3 holdings......................   $              2
                                               ================

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2017.

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                    FORWARD FOREIGN CURRENCY CONTRACTS
                            --------------------------------------------------
                                                                  PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT           AMOUNT         VALUE AS OF        VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY    PURCHASED +         SOLD +        APRIL 30, 2017     APRIL 30, 2017    (DEPRECIATION)
----------   ------------   --------------   --------------   ----------------   ----------------   --------------
08/01/17         JPM        USD  3,622,375   EUR  3,371,000   $      3,622,375   $      3,690,153   $      (67,778)
08/01/17         JPM        USD  6,606,891   GBP  5,157,000          6,606,891          6,697,868          (90,977)
                                                                                                    --------------
Net Unrealized Appreciation (Depreciation).......................................................   $     (158,755)
                                                                                                    ==============

+ Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
            JPM  JPMorgan Chase


                        See Notes to Financial Statements                Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
     (Cost $752,980,040)...........................................................................     $  786,507,511
Foreign currency (Cost $17,501)....................................................................             18,107
Receivables:
     Interest......................................................................................         11,650,334
     Investment securities sold....................................................................          6,408,887
Prepaid expenses...................................................................................             32,254
                                                                                                        --------------
     Total Assets..................................................................................        804,617,093
                                                                                                        --------------
LIABILITIES:
Borrowings.........................................................................................         55,466,470
Investments sold short, at value (proceeds $102,916,669)...........................................        102,542,058
Due to custodian...................................................................................          1,773,750
Due to broker......................................................................................            101,854
Unrealized depreciation on forward foreign currency contracts......................................            158,755
Payables:
     Investment securities purchased...............................................................          4,749,237
     Investment advisory fees......................................................................            520,674
     Interest on investments sold short............................................................            193,956
     Administrative fees...........................................................................             32,994
     Audit and tax fees............................................................................             32,670
     Printing fees.................................................................................             26,624
     Transfer agent fees...........................................................................             14,025
     Custodian fees................................................................................              7,925
     Trustees' fees and expenses...................................................................              1,675
     Legal fees....................................................................................              1,296
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................             17,799
                                                                                                        --------------
     Total Liabilities.............................................................................        165,642,533
                                                                                                        --------------
NET ASSETS.........................................................................................     $  638,974,560
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  672,779,967
Par value..........................................................................................            352,319
Accumulated net investment income (loss)...........................................................           (510,114)
Accumulated net realized gain (loss) on investments, forward foreign currency
   contracts, swap contracts, foreign currency transactions, futures and investments sold short....        (67,400,787)
Net unrealized appreciation (depreciation) on investments, forward foreign
   currency contracts, foreign currency translation and investments sold short.....................         33,753,175
                                                                                                        --------------
NET ASSETS.........................................................................................     $  638,974,560
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        18.14
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized)............................................................................         35,231,949
                                                                                                        ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Interest...........................................................................................     $   24,673,614
Other..............................................................................................             30,511
                                                                                                        --------------
     Total investment income.......................................................................         24,704,125
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          3,115,947
Margin interest expense............................................................................          1,145,037
Interest expense on investments sold short.........................................................            822,921
Administrative fees................................................................................            164,630
Printing fees......................................................................................             63,894
Custodian fees.....................................................................................             38,368
Audit and tax fees.................................................................................             28,394
Short sale fees....................................................................................             14,228
Legal fees.........................................................................................             14,142
Transfer agent fees................................................................................             13,400
Trustees' fees and expenses........................................................................              9,148
Financial reporting fees...........................................................................              4,624
Other..............................................................................................             39,886
                                                                                                        --------------
     Total expenses................................................................................          5,474,619
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         19,229,506
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................         (1,113,286)
     Forward foreign currency contracts............................................................           (149,988)
     Foreign currency transactions.................................................................             31,228
     Short sales...................................................................................            270,006
                                                                                                        --------------
Net realized gain (loss)...........................................................................           (962,040)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         19,239,381
     Forward foreign currency contracts............................................................           (136,687)
     Foreign currency translation..................................................................             48,090
     Short positions...............................................................................            910,978
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         20,061,762
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         19,099,722
                                                                                                        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................     $   38,329,228
                                                                                                        ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                         ENDED               YEAR
                                                                                       4/30/2017            ENDED
                                                                                      (UNAUDITED)         10/31/2016
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   19,229,506     $   35,407,079
Net realized gain (loss).........................................................          (962,040)       (26,171,825)
Net change in unrealized appreciation (depreciation).............................        20,061,762         41,241,069
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................        38,329,228         50,476,323
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (23,257,907)       (37,536,441)
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (23,257,907)       (37,536,441)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares*.....................................................          (205,540)        (9,139,757)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........          (205,540)        (9,139,757)
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................        14,865,781          3,800,125

NET ASSETS:
Beginning of period..............................................................       624,108,779        620,308,654
                                                                                     --------------     --------------
End of period....................................................................    $  638,974,560     $  624,108,779
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period........................    $     (510,114)    $    3,518,287
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        35,245,603         35,902,223
Common Shares repurchased........................................................           (13,654)          (656,620)
                                                                                     --------------     --------------
Common Shares at end of period...................................................        35,231,949         35,245,603
                                                                                     ==============     ==============

-----------------------------

* On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until September 15, 2017. For the six months ended April 30, 2017 and the year ended October 31, 2016, the Fund repurchased 13,654 and 656,620, respectively, of its shares at a weighted-average discount of 13.69% and 15.14%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 978,598 common shares (for an aggregate of 1,802,808), or (ii) September 15, 2017.


Page 18                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $   38,329,228
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (173,359,468)
     Borrowed investments sold short.............................................        44,852,969
     Sales, maturities and paydowns of investments...............................       177,059,587
     Borrowed investments purchased..............................................       (55,504,082)
     Net amortization/accretion of premiums/discounts on investments.............          (135,419)
     Net realized gain/loss on investments.......................................         1,113,286
     Net realized gain/loss on investments sold short............................          (270,006)
     Net change in unrealized appreciation/depreciation on forward foreign
        currency contracts.......................................................           136,687
     Net change in unrealized appreciation/depreciation on
        investments sold short...................................................          (910,978)
     Net change in unrealized appreciation/depreciation on investments...........       (19,239,381)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in due from broker.................................................           825,573
     Decrease in interest receivable.............................................           482,525
     Increase in prepaid expenses................................................           (32,254)
     Increase in due to broker...................................................           101,854
     Decrease in interest payable on investments sold short......................          (116,794)
     Decrease in investment advisory fees payable................................           (10,793)
     Decrease in audit and tax fees payable......................................           (24,530)
     Decrease in legal fees payable..............................................            (3,667)
     Decrease in printing fees payable...........................................           (16,824)
     Increase in administrative fees payable.....................................             2,506
     Increase in custodian fees payable..........................................         1,750,974
     Increase in transfer agent fees payable.....................................             9,754
     Increase in Trustees' fees and expenses payable.............................               231
     Decrease in financial reporting fees payable................................                (2)
     Increase in other liabilities payable.......................................            14,598
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $   15,055,574
                                                                                                        --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Repurchase of Common Shares.................................................          (205,540)
     Distributions to Common Shareholders from net investment income.............       (23,257,907)
     Net proceeds from borrowing.................................................         8,266,686
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                          (15,196,761)
                                                                                                        --------------
Decrease in cash and foreign currency (a)........................................                             (141,187)
Cash and foreign currency at beginning of period.................................                              159,294
                                                                                                        --------------
Cash and foreign currency at end of period.......................................                       $       18,107
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                       $    2,084,752
                                                                                                        ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $48,090.


                        See Notes to Financial Statements                Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              SIX MONTHS
                                                ENDED                            YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2017   --------------------------------------------------------------
                                             (UNAUDITED)        2016         2015         2014         2013         2012
                                             ------------    ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period........   $  17.71       $  17.28     $  19.47     $  19.63     $  19.05     $  17.82
                                               --------       --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................       0.55           1.00         1.11         1.31         1.35         1.41
Net realized and unrealized gain (loss).....       0.54           0.44        (2.05)       (0.15)        0.64         1.42
                                               --------       --------     --------     --------     --------     --------
Total from investment operations............       1.09           1.44        (0.94)        1.16         1.99         2.83
                                               --------       --------     --------     --------     --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................      (0.66)         (1.06)       (1.26)       (1.32)       (1.33)       (1.44)
Net realized gain...........................         --             --           --           --           --        (0.16)
Return of capital...........................         --             --           --           --        (0.08)          --
                                               --------       --------     --------     --------     --------     --------
Total distributions to Common Shareholders        (0.66)         (1.06)       (1.26)       (1.32)       (1.41)       (1.60)
                                               --------       --------     --------     --------     --------     --------
Capital share repurchases...................       0.00 (a)       0.05         0.01           --           --           --
                                               --------       --------     --------     --------     --------     --------
Net asset value, end of period..............   $  18.14       $  17.71     $  17.28     $  19.47     $  19.63     $  19.05
                                               ========       ========     ========     ========     ========     ========
Market value, end of period.................   $  17.30       $  15.52     $  14.96     $  17.19     $  17.62     $  18.78
                                               ========       ========     ========     ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (b)...       6.63%         10.24%       (3.89)%       6.86%       11.32%       17.09%
                                               ========       ========     ========     ========     ========     ========
TOTAL RETURN BASED ON MARKET VALUE (b)......      16.04%         11.58%       (5.76)%       5.12%        1.36%       23.69%
                                               ========       ========     ========     ========     ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........   $638,975       $624,109     $620,309     $701,955     $707,807     $686,715
Ratio of total expenses to average net
   assets...................................       1.76% (c)      1.54%        1.66%        1.75%        1.72%        1.88%
Ratio of total expenses to average net
   assets excluding interest expense........       1.13% (c)      1.16%        1.21%        1.26%        1.27%        1.32%
Ratio of net investment income (loss) to
   average net assets.......................       6.17% (c)      5.92%        6.05%        6.59%        6.93%        7.83%
Portfolio turnover rate.....................         20%            36%          26%          28%          28%          24%

-----------------------------

(a)   Amount represents less than $0.01 per share.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)   Annualized.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments ("Senior Loans")(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)


      Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    the borrower's/issuer's competitive position within the industry;
     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of April 30, 2017.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)


D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At April 30, 2017, the Fund had $55,466,470 in borrowings associated with investments sold short as shown in "Borrowings" on the Statement of Assets and Liabilities and $102,542,058 of investments sold short as shown in "Investments sold short, at value" on the Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Overnight Bank Funding Rate less 40 basis points. At April 30, 2017, the Fund had a debit margin balance with an interest rate of 1.66%. For the six months ended April 30, 2017, margin interest expense was $1,145,037 as shown on the Statement of Operations. For the six months ended April 30, 2017, the average margin balance and interest rate were $166,939,773 and 1.41%, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year.

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distributions paid from:

Ordinary income....................................   $ 37,536,441
Capital gain.......................................             --
Return of capital..................................             --

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income......................   $  2,962,105
Undistributed capital gains........................             --
                                                      ------------
Total undistributed earnings.......................      2,962,105
Accumulated capital and other losses...............    (66,385,309)
Net unrealized appreciation (depreciation).........     14,543,352
                                                      ------------
Total accumulated earnings (losses)................    (48,879,852)
Other..............................................       (349,195)
Paid-in capital....................................    673,337,826
                                                      ------------
Net assets.........................................   $624,108,779
                                                      ============

H. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2016, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2016, the Fund had post-enactment net capital losses for federal income tax purposes of $66,385,309 to be carried forward indefinitely.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of April 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)


I. EXPENSES

The Fund will pay all expenses directly related to its operations.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trusts funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

K. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, The Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the six months ended April 30, 2017, were $103,347,976 and $110,543,616, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $55,504,082 and $44,852,969, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Forward foreign      Currency Risk        Unrealized appreciation        $      --   Unrealized depreciation       $  158,755
currency contracts                        on forward foreign                         on forward foreign
                                          currency contracts                         currency contracts


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
------------------------------------------------------------------------------

CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts    $   (149,988)
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                         (136,687)

During the six months ended April 30, 2017, the notional values of forward foreign currency contracts opened and closed were $54,038,664 and $68,379,202, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                7. PLAN FOR TENDER OFFER AND DISTRIBUTION POLICY

The Fund announced on January 20, 2017, that the Fund's Board approved the commencement (subject to certain conditions), no later than the week of June 15, 2017, of a cash tender offer for up to 15% of the Fund's then outstanding common shares of beneficial interest at a price per share equal to 98% of the Fund's net asset value ("NAV") per share. The Fund will repurchase shares tendered and accepted in the tender offer in exchange for cash. The cash tender offer commenced on June 14, 2017. The tender offer is being conducted pursuant to an agreement between the Fund and Saba Capital Management, Inc. ("Saba") and certain associated parties. Pursuant to the agreement, Saba has agreed to be bound by certain standstill covenants for two years from the date of the agreement. In addition, Saba has agreed, among other things, to withdraw its shareholder proposal for the 2017 annual meeting of shareholders of the Fund. Pursuant to the agreement, the Fund has agreed not to close the tender offer prior to July 13, 2017.

The Fund's Board of Trustees has also approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.5% based on the Fund's average monthly NAV per share over the prior 12 months. Under the distribution policy, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 22, 2017, the Fund declared a distribution of $0.1247 per share to Common Shareholders of record on June 5, 2017, payable June 15, 2017.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust High Income Long/Short Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 31,245,467, the number of votes against was 198,895 and the number of broker non-votes was 3,787,587. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           APRIL 30, 2017 (UNAUDITED)

current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd floor
New York, NY 10105

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                 (A) TOTAL                          (C) TOTAL NUMBER OF        (D) MAXIMUM NUMBER (OR
                 NUMBER OF       (B) AVERAGE        SHARES (OR UNITS)          APPROXIMATE DOLLAR VALUE) OF
                 SHARES (OR      PRICE PAID         PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY YET
                 UNITS)          PER SHARE          PUBLICLY ANNOUNCED         BE PURCHASED UNDER THE PLANS
PERIOD           PURCHASED       (OR UNIT)          PLANS OR PROGRAMS          OR PROGRAMS
-------------------------------------------------------------------------------------------------------------
Month #1
(11/01/2016 -
11/30/2016)      13,654          $15.03             13,654                     978,598 shares

Month #2
(12/01/2016 -         0             N/A                                        978,598 shares
12/31/2016)

Month #3
(01/01/2017 -         0             N/A                                        978,598 shares
01/31/2017)

Month #4
(02/01/2017 -         0             N/A                                        978,598 shares
02/29/2017)

Month #5
(03/01/2017 -         0             N/A                                        978,598 shares
03/31/2017)

Month #6
(04/01/2017 -         0             N/A                                        978,598 shares
04/30/2017)

Total            13,654          $15.03             13,654                     978,598 shares
-------------------------------------------------------------------------------------------------------------

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until September 15, 2017. For the reporting period, the Fund repurchased 13,654 of its shares at a weighted-average discount of 13.69% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 978,598 common shares (for an aggregate of 1,802,808), or (ii) September 15, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust High Income Long/Short Fund
                 ----------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:   June 20, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.